SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2011

BENEFICIAL MUTUAL BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

United States (State or other jurisdiction of incorporation or organization)	1-33476 (Commission File Number)	56-2480744 (IRS Employer Identification No.)

510 Walnut Street, Philadelphia, Pennsylvania 19106
(Address of principal executive offices) (Zip Code)

(215) 864-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 5, 2011, Beneficial Mutual Bancorp, Inc. (“Beneficial”), the holding company for Beneficial Mutual Savings Bank (the “Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Beneficial, the Bank, SE Financial Corp. (“SE Corp”) and St. Edmond’s Federal Savings Bank, a federally chartered stock savings bank, and a wholly-owned subsidiary of SE Corp (“St. Edmond’s”), pursuant to which SE Corp will merge with a to-be-formed subsidiary of Beneficial and thereby become a wholly owned subsidiary of Beneficial (the “Merger”).  Immediately thereafter, St. Edmond’s will merge with and into the Bank (the “Bank Merger”).

The Merger Agreement provides that SE Corp shareholders will receive a cash payment of $14.50 for each share of SE Corp common stock held immediately prior to completion of the Merger.  The Merger Agreement also provides that all options to purchase SE Corp common stock which are outstanding and unexercised immediately prior to the closing under SE Corp’s stock option plans will be cancelled in exchange for a cash payment equal to the positive difference between $14.50 and the exercise price.  The estimated aggregate value of the transaction is $30.6 million.

Beneficial, the Bank, SE Corp and St. Edmond’s have made customary representations, warranties and covenants in the Merger Agreement, including among others (a) covenants of SE Corp to conduct its business in the ordinary course until the Merger is completed, (b) covenants of SE Corp not to take certain actions until the Merger is completed without the prior written consent of Beneficial, and (c) covenants made by SE Corp not to solicit alternative transactions or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction.

The Merger Agreement contains certain termination rights for both Beneficial and SE Corp and further provides that, upon termination of the Merger Agreement under certain circumstances, SE Corp may be obligated to pay Beneficial a termination fee of $1.0 million.

Completion of the Merger and the Bank Merger is subject to certain conditions, including, among others, approval of the Merger by shareholders of SE Corp, governmental filings and regulatory approvals and expiration of applicable waiting periods, absence of litigation, accuracy of specified representations and warranties of the other parties, and obtaining material permits and authorizations for the lawful consummation of the Merger and the Bank Merger.  The Merger and the Bank Merger is also conditioned upon SE Corp’s nonperforming assets, as defined in the Merger Agreement, not exceeding $15 million between October 31, 2011 and the closing date.

Upon completion of the Merger and the Bank Merger, Marcy C. Panzer will be appointed to the Board of Directors of Beneficial and Beneficial Bank.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference in its entirety. The exhibits and schedules to the Merger Agreement have been omitted. The Company hereby agrees to furnish supplementally a copy of any omitted exhibits and schedules to the Securities and Exchange Commission (the “SEC”) upon its request.

Forward Looking Statements

This current report on Form 8-K may contain forward-looking statements, which can be identified by the use of words such as “believes,” “expects,” “anticipates,” “estimates” or similar expressions. Such forward-looking statements and all other statements that are not historic facts are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors. These factors include, but are not limited to, general economic conditions, changes in the interest rate environment, legislative or regulatory changes that may adversely affect our business, changes in accounting policies and practices, changes in competition and demand for financial services, adverse changes in the securities markets, changes in deposit flows and changes in the quality or composition of our loan or investment portfolios. Additionally, other risks and uncertainties may be described in the Beneficial’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q or its other reports as filed with the Securities and Exchange Commission, which are available through the SEC’s website at www.sec.gov. Should one or more of these risks materialize, actual results may vary from those anticipated, estimated or projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Beneficial assumes no obligation to update any forward-looking statements.

Item 7.01	Regulation FD Disclosure.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 7.01 by reference.

On December 5, 2011, Beneficial and SE Corp issued a joint press release announcing their entry into the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, on December 5, 2011, Beneficial discussed the proposed Merger as part of a presentation during calls with analysts and investors. The slides for the investor presentation are attached as Exhibit 99.2 hereto.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	2.1	Agreement and Plan of Merger, dated December 5, 2011, by and among Beneficial Mutual Bancorp, Inc., Beneficial Mutual Savings Bank, SE Financial Corp. and St. Edmond’s Federal Savings Bank
	99.1	Press Release dated December 5, 2011
	99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                     BENEFICIAL MUTUAL BANCORP, INC.

Date:  December 5, 2011                           By: /s/ Thomas Cestare

                                                                      Executive Vice-President and
                                                                             Chief Financial Officer

EXHIBITS INDEX

Number	Description
2.1	Agreement and Plan of Merger, dated December 5, 2011, by and among Beneficial Mutual Bancorp, Inc., Beneficial Mutual Savings Bank, SE Financial Corp. and St. Edmond’s Federal Savings Bank
99.1	Press Release, dated December 5, 2011
99.2	Investor Presentation